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NRG YIELD, INC.
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NRG Yield, Inc. Fourth Quarter Results Presentation February 27, 2015

Safe Harbor This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are subject to certain risks, uncertainties and assumptions and typically can be identified by the use of words such as and similar terms. Such forward-looking statements include, but are not limited to, statements about the future revenues, income, indebtedness, capital structure, strategy, plans, expectations, objectives, projected financial performance and/or business results and other future events, and views of economic and market conditions. Although NRG Yield, Inc. believes that the expectations are reasonable, it can give no assurance that these expectations will prove to have been correct, and actual results may vary materially. Factors that could cause actual results to differ materially from those contemplated above include, among others, general economic conditions, hazards customary in the power industry, weather conditions, competition in wholesale power markets, the volatility of energy and fuel prices, failure of customers to perform under contracts, changes in the wholesale power markets, changes in government regulations, the condition of capital markets generally, our ability to access capital markets, unanticipated outages at our generation facilities, adverse results in current and future litigation, failure to identify, execute or successfully implement acquisitions (including receipt of third party consents and regulatory approvals), our ability to enter into new contracts as existing contracts expire, and our ability to maintain and grow our quarterly dividends. NRG Yield, Inc. undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. The adjusted EBITDA and cash available for distribution guidance are estimates as of February 27, 2015. These estimates are based on assumptions believe to be reasonable as of that date. NRG Yield, Inc. disclaims any current intention to update such guidance, except as required by law. The foregoing review of factors that could cause NRG Yield, Inc actual results to differ materially from those contemplated in the forward-looking statements included in this Presentation should be considered in connection with information regarding risks and uncertainties that may affect NRG Yield, Inc.'s future results included in NRG Yield, Inc.'s filings with the Securities and Exchange Commission at www.sec.gov. 1 “expect,” “estimate,” “should,” “anticipate,” “forecast,” “plan,” “guidance,” “believe”

Safe Harbor Continued ADDITIONAL INFORMATION AND WHERE TO FIND IT This presentation may be deemed to be solicitation material in respect of the solicitation of proxies from 2015 Annual Meeting SEC a preliminary proxy statement containing important information about the proposed creation of two new classes Proposal to be considered by the stockholders of NRG Yield at its 2015 Annual Meeting. BEFORE MAKING ANY VOTING PRELIMINARY PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN ITS ENTIRETY BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSAL AND CERTAIN OTHER MATTERS TO BE CONSIDERED AT THE 2015 ANNUAL MEETING. Investors are able to obtain the proxy statement and other relevant materials, when available, free of charge at http://www.sec.gov. In addition, documents filed with the SEC by NRG Yield, including the preliminary proxy statement, and the Annual Report on Form 10-K for the year ended December 31, 2014, when available, will be available free of charge from NRG Yield on its website at http://www.nrgyield.com or by writing to the Investor Relations at NRG Yield, Inc., 211 Carnegie Center, Princeton, New Jersey 08540. PARTICIPANTS IN THE SOLICITATION NRG Yield and its directors, nominees, and executive officers may be deemed to be participants in the Annual Meeting, including the Proposal. Information regarding the names, affiliations, and direct or indirect interests (by security holdings or otherwise) of these persons will be described in the preliminary proxy statement to be filed with the SEC. 2 NRG Yield has filed with the Securities and Exchange Commission of stock (the the SEC’s webiste at solicitation of proxies from NRG Yield’s stockholders with respect to the matters to be considered at the 2015

Agenda Strategic Update David Crane Q&A David Crane Financial Summary Kirk Andrews 3

NRG YIELD

2014 Year in Review

Delivered on our financial commitments…

- ✓ Achieved 2014 guidance[1] for Adjusted EBITDA and CAFD
- ✓ Raised target 5 year DPS growth rate[2] from 10-15% to 15-18%[2]
- ✓ On Feb. 17, 2015, raised DPS to $1.56/share annualized; a 30% increase since the IPO

($ millions)	2014	
	Guidance	Actuals
Adjusted EBITDA	$455	$455
CAFD	$145	$147



…while continuing to demonstrate the value of the platform….

- ✓ Increased overall platform by ~2.3 GW and $135 MM of run-rate CAFD through the execution of two dropdown transactions and third party acquisitions[3,4]
- ✓ Executed on ~$2 BN of new corporate level financings with a ~$630 MM follow-on equity offering, a $500 MM "Green" bond issuance, a $345 MM convertible bond, and expansion of our revolving credit facility

…and enhancing our "blue chip" growth prospects for the future

- ✓ Expanding the NRG ROFO Asset portfolio[5] with:
  - ✓ ~900 MW of new, long-term contracted natural gas assets in California
  - ✓ >900 MW of remaining NYLD eligible wind assets
  - ✓ UP to $250 MM equity investment in NRG Home Solar leases or distributed generation; representing a new asset class providing a steady stream of long term cash flows
- ✓ Proposal for new Class C and D shares; providing enhanced liquidity while maintaining strong ties to NRG

[1] As updated on November 5, 2014
[2] 5 year growth rate as of 2014
[3] Includes NRG dropdown transactions executed on June 30, 2014 and January 2, 2015. Also includes Alta Wind.
[4] Run rate CAFD before debt service associated with acquisition financing
[5] As part of the proposed issuance of Class C and D shares

4

Financial Summary 5

1 Pro-Forma Cash as of 12/31/14 balance sheet. Project-level cash acquired is not included in liquidity calculations 2 Includes $38MM of LCs posted for Alta Wind assets 3 Actual Corporate Debt / Corporate EBITDA for the period ending 12/31/14 was 4.42x 4 Pro Forma excludes the impact of borrowings under the revolver temporarily used to fund the recent transaction with NRG Energy 2014 Financial Summary 4th Quarter Full Year Adjusted EBITDA $ 114 $ 455 CAFD 10 147 6 YE Pro Forma1,2 Cash, Cash Equivalents & Restricted Cash $ 413 $ 134 Revolver Availability 412 202 Total Liquidity $ 825 $ 336 Liquidity Pro Forma1,3,4 Target Corporate Debt/ Corporate EBITDA 3.29x 3.25x ($ millions) Credit Metrics 2014 Results Pro Forma Impact of Jan 2, 2015 Drop Down 4th Quarter CAFD impacted by 2H14 debt service for Alta Liquidity available for smaller acquisitions, proposed Class C shares will enhance flexibility for larger transactions Delivered on 2014 Financial Commitments, Enhanced Financial Flexibility, and Corporate Credit Ratios in Line with Target In-line with long-term target

Illustrative Seasonality Impact 2015 Financial Overview 7 Low Quarterly Operating Results; High Implied Payout Ratio High Quarterly Operating Results; Low Implied Payout Ratio Adj. EBITDA has less volatility than CAFD 1Q CAFD Guidance Impacted by: Additional Interest Expense from convertible Seasonality and cyclicality of conventional capacity payments Adj. EBITDA CAFD Reaffirming Guidance; Mix of Assets Drives Changes in Seasonality Which is Mitigated by Payout Ratio 2015 Financial Guidance ($ millions) 1st Quarter Full Year Adjusted EBITDA $ 125 $ 705 CAFD (10) 195 ($ millions) debt and “green bonds”

Proposal for New Share Classes1 Proposed Transaction Rationale Enables NRG Yield to more efficiently raise future equity capital to fund growth while maintaining the strong sponsorship of NRG o Class C shares to become primary source of future equity o Not dependent on additional NRG investment/capital allocation o More consistent with structures of competing entities NRG/NYLD to expand ROFO assets to enhance growth pipeline Seeking stockholder approval (including a majority of the Class A stock) to authorize low-vote Class C and Class D stock and implement recapitalization: o 2-for-1 stock split: Public Shares: Class A Stock into 1 Class A and 1 Class C Class C: equal economic rights with Class A stock; 1/100th voting right NRG Shares: Class B Stock into 1 Class B and 1 Class D Class D: No economic rights (same as Class B); 1/100th voting right o Creation of Class C and Class D units simultaneously at NRG Yield LLC level 8 We Ask for Your Support 1 For additional information, The Preliminary Proxy Statement for the 2015 Annual Meeting of Stockholders contains additional information relating to this pro www.sec.gov1 (See Safe Harbor on Page 2 of this presentation) Process Reviewed / Approved by Independent Directors, recommended by NYLD Board Preliminary proxy statement filed on February 26th Final proxy statement filed on or about March 26th Annual stockholder meeting to vote on proposal to be held on May 5th

NRG Yield's Potential Growth Pipeline Continues to Expand

NRG YIELD

NRG ROFO Assets, As Amended

	Project	Technology	Net MW	COD	Off-Take
Expected to Be Offered 2015 & Beyond Run Rate Adj. EBITDA: $220 MM Run Rate CAFD: $105 MM	CVSR	PV	128	2013	25-year PPA with PG&E[2]
	Agua Caliente[3]	PV	148	2014	25-year PPA with PG&E[2]
	Ivanpah[4]	Solar Thermal	189	2013	20-25-year PPAs with PG&E and SCE[2]
	Other Wind Assets[1]	Wind	934	Various	Various long-term contracts

+

	Project	Technology	Net MW	COD	Off-Take
Expected to Be Offered 2017 & Beyond	Carlsbad[1,5]	Natural Gas	633	Fall 2017	20-year PPA with SDG&E
	Mandalay[1,5]	Natural Gas	262	Spring 2020	20-year PPA with SCE

+

Up to $250 MM of Equity in NRG Home Solar & Distributed Solar Portfolios[1]

ROFO Expansion Augmented by 3rd Party Acquisitions Drives Long Term CAFD Growth

[1] Proposed to be added to NRG ROFO Assets as part of Proxy Solicitation for Class C and D Shares; [2] SCE = Southern California Edison; PG&E = Pacific Gas & Electric; [3] Capacity represents 51% NRG ownership; Remaining 49% of Agua Caliente is owned by MidAmerican Energy Holdings, Inc.; [4] Capacity represents 50.05% NRG ownership; Remaining 49.95% is owned by Google, Inc. and BrightSource Energy, Inc.; [5] Subject to applicable regulatory approvals and permits

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Home Solar Lease Evaluation 10 First Portfolio of Approx. 2,300 Leases from NRG Currently Under Evaluation The NRG Home Solar Lease Portfolio Provides a Significant Source of CAFD Growth Over the Long Term Proposed Structure NYLD and NRG to form partnerships to invest in portfolios of operating and contracted residential solar leases Investment grade credit profile and contract length in excess of current NYLD average Steps in transaction: 1. Portfolios developed by NRG transferred to Fund at mechanical completion 2. Majority of portfolios expected to have tax equity in place at time of NYLD investment 3. NYLD to receive majority of net portfolio economics during the contracted term until it reaches a target return NRG to receive up-front proceeds, asset management fee and residual economics Same flexible and efficient structure can be applied to portfolios of distributed generation solar assets Tax Equity Vehicle Tax Equity Investors Resi Leases 1 2 3 Resi. Solar Partnership LLC $ $ 1 (“Fund”) Resi Leases Resi Leases

CA Q&A

CA Appendix

Operational Metrics 13 1 Top decile and top quartile based on Edison Electric Institute (EEI) 2011 Total Company Survey results 2 Thermal generation is TWh thermal equivalent - includes, electricity, chilled water and steam; Renewables includes Equity Projects 3 Equivalent Availability Factor (EAF) - percentage of time a unit was available for service during a period 4 Net Capacity Factor - the percentage of actual generation to its potential output at capacity rating Safety: Top Decile OSHA Recordable Rate1 Net Production (TWh) Conventional Performance (EAF)3 Renewable Performance (NCF)4 0.71 FY2013 FY2014 Top Decile = 0.69 Top Quartile = 0.93 93.6% 94.1% 97.7% 95.1% 4Q 2013 4Q 2014 FY 2013 FY 2014 EAF 15% 27% 24% 23% 20% 27% 22% 25% 4Q 2013 4Q 2014 FY 2013 FY 2014 4Q 2013 4Q 2014 FY 2013 FY 2014 Wind NCF Solar NCF 0.7 2.7 1.8 5.2 1.8 3.4 2.3 7.4 Conventional Renewables Thermal Total FY2013 FY2014 2

Reg. G: Actuals ($ millions) Three Months Ended Twelve Months Ended 12/31/2014 12/31/2013 12/31/2014 12/31/2013 Net Income / (Loss) (10) 37 81 132 Plus: Income tax (11) 3 4 8 Interest expense, net 69 18 165 50 Depreciation, amortization, and ARO expense 42 22 136 61 Amortization of contracts 10 1 18 2 Integration & transaction costs 2 - 4 - Adjustment to reflect NRG share of Adjusted EBITDA in unconsolidated affiliates 12 12 47 40 Adjusted EBITDA 114 93 455 293 Pro-rata Adjusted EBITDA from unconsolidated affiliates (13) (16) (74) (62) Cash distributions from unconsolidated affiliates 3 12 41 22 Cash interest paid (53) (16) (131) (66) Maintenance Capital expenditures (5) (3) (8) (8) Change in other assets (4) (9) (15) 4 Principal amortization of indebtedness (32) (39) (121) (72) Cash Available for Distribution 10 22 147 111 14

Reg. G: 2015 Guidance ($ millions) Q1 2015 Full Year 2015¹ Adjusted EBITDA 125 705 Pro-rata Adjusted EBITDA from unconsolidated affiliates (13) (72) Cash distributions from unconsolidated affiliates 19 38 Cash interest paid (55) (235) Maintenance Capital expenditures (3) (16) Change in other assets (37) (12) Principal amortization of indebtedness (46) (213) Cash Available for Distribution (10) 195 15 1 Guidance excludes the impact of interest on revolver temporarily used to fund the recent transaction with NRG Energy which equates to $3 million on an annualized basis

Reg. G: Acquisition Annual Run-Rates ($ millions) Jun 30, 2014 Drop Down Alta Wind1 Jan 2, 2015 Drop Down Total Income Before Taxes 45 35 3 83 Adjustments to net income to arrive at Adjusted EBITDA: Depreciation & Amortization 27 100 81 208 Interest expense, net 28 85 36 149 Adjusted EBITDA 100 220 120 440 Cash interest paid (26) (85) (32) (143) Maintenance Capital expenditures (2) (5) - (7) Change in other assets (4) - - (4) Principal amortization of indebtedness (38) (60) (53) (151) Cash Available for Distribution 30 70 35 135 16 1 Based on 2016 annual run-rate for Alta Wind

Reg. G: Growth Pipeline 17 ($ millions) Run Rate Income Before Taxes (44) Adjustments to net income to arrive at Adjusted EBITDA: Depreciation & Amortization 199 Interest expense, net 65 Adjusted EBITDA 220 Cash interest paid (53) Maintenance Capital expenditures (5) Principal amortization of indebtedness (57) Cash Available for Distribution 105

EBITDA and Adjusted EBITDA are non-GAAP financial measures. These measurements are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance. The presentation of Adjusted EBITDA should not be construed as an inference that future results will be unaffected by unusual or non-recurring items. EBITDA represents net income before interest (including loss on debt extinguishment), taxes, depreciation and amortization. EBITDA is presented because NRG Yield considers it an important supplemental measure of its performance and believes debt-holders frequently use EBITDA to analyze operating performance and debt service capacity. EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of our operating results as reported under GAAP. Some of these limitations are: EBITDA does not reflect cash expenditures, or future requirements for capital expenditures, or contractual commitments; EBITDA does not reflect changes in, or cash requirements for, working capital needs; EBITDA does not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on debt or cash income tax payments; Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA does not reflect any cash requirements for such replacements; and Other companies in this industry may calculate EBITDA differently than NRG Yield does, limiting its usefulness as a comparative measure. Because of these limitations, EBITDA should not be considered as a measure of discretionary cash available to use to invest in the growth of NRG business. NRG Yield compensates for these limitations by relying primarily on our GAAP results and using EBITDA and Adjusted EBITDA only as supplements. See the statements of cash flow included in the financial statements that are a part of this news release. Adjusted EBITDA is presented as a further supplemental measure of operating performance. Adjusted EBITDA represents EBITDA adjusted for mark-to-market gains or losses, asset write offs and impairments; and factors which we do not consider indicative of future operating performance. The reader is encouraged to evaluate each adjustment and the reasons NRG Yield considers it appropriate for supplemental analysis. As an analytical tool, Adjusted EBITDA is subject to all of the limitations applicable to EBITDA. In addition, in evaluating Adjusted EBITDA, the reader should be aware that in the future NRG Yield may incur expenses similar to the adjustments in this news release. Cash available for distribution is adjusted EBITDA plus cash dividends from unconsolidated affiliates, less maintenance capital expenditures, pro-rata adjusted EBITDA from unconsolidated affiliates, cash interest paid, income taxes paid, principal amortization of indebtedness and changes in others assets. Management believes cash available for distribution is a relevant supplemental measure of the ability to earn and distribute cash returns to investors. Reg. G 18 NRG’s Yideld’s Company’s